Goodwill	12 Months Ended
Dec. 31, 2025
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill

8. Goodwill

On October 26, 2017, Beijing Cheche entered into a share purchase agreement with Fanhua Insurance Sales and Services Group Ltd. (“Fanhua Group”). Under this agreement, Beijing Cheche acquired the equity interests in Cheche Insurance (previously named “Fanhua Times Sales and Service Co., Ltd.” or “Fanhua Times”, which was a subsidiary of Fanhua Group) and its property and casualty (“P&C”) insurance intermediary subsidiaries with a total consideration of approximately RMB225.4 million, including approximately RMB95.4 million cash consideration and RMB130.0 million in the form of a convertible loan.

Beijing Cheche recognized approximately RMB84.6 million goodwill on acquisition of Cheche Insurance and its subsidiaries, which was determined by the excess of the cash consideration and fair value of the convertible loan over the fair value of Cheche Insurance and its subsidiaries, at the time of acquisition.

The gross amount of goodwill and accumulated impairment losses as of December 31, 2024 and 2025 are as follows:

	December 31, 2024	December 31, 2025
	RMB	RMB
Gross	84,609	84,609
Accumulated impairment loss	-	-
Goodwill, net	84,609	84,609

The Group performed the annual impairment analysis as of the balance sheet date. No impairment loss was recognized in goodwill for the years ended December 31, 2023, 2024 and 2025.